Provisions	12 Months Ended
Dec. 31, 2023
Provisions [abstract]
Provisions
18. Provisions

TCHF	Contingent consideration (i)	Legal and regulatory (ii)	Other (iii)	Total
Balance at December 31, 2022	10,867	136	—	11,003
Addition	—	—	235	235
Unwinding of discount on provisions	303	—	—	303
Variation due to assumption adjustment	(4,782)	—	—	(4,782)
Foreign exchange difference	(185)	—	—	(185)
Utilization	—	(136)	—	(136)

Balance at December 31, 2023	6,203	—	235	6,438

thereof current	—	—	235	235
thereof non-current	6,203	—	—	6,203

(i) Contingent consideration for business acquisitions
As of December 31, 2023, the Group recognized provisions of TCHF 6,203 for contingent payments that may become due to the former shareholders of APR and AdVita upon completion of pre-agreed
milestones. As a result of changes in its development strategy (note 7), the Group reevaluated its assessment of contingent payments related to the affected programs. Consistent with assumptions underlying the impairment of the carrying value of the associated intangible assets, the expected settlement dates of the contingent payments were postponed. The resulting gain of TCHF 4,782 from fair value remeasurement was recorded in the income statement for the year ended December 31, 2023, to a distinct line ‘Change in fair value of contingent consideration’.
Contingent consideration for the acquisition of APR
As of December 31, 2023, the remaining milestone payments under the acquisition agreement were (i) the execution of a definitive agreement for the commercialization of Sentinox
™
, (ii) the launch of Sentinox in the first of France, Germany, Spain, Italy, and the United Kingdom, and (iii) the launch of
RLF-TD011
in the first of France, Germany, Spain, Italy and the United Kingdom. Contingent payments aggregate to a maximum amount of CHF 28 million, in a combination of cash and Relief shares.
Contingent consideration for the acquisition of AdVita
As of December 31, 2023, the remaining milestone payments under the acquisition agreement were (i) the approval in the U.S. or Europe of the inhaled form of Aviptadil for the treatment of sarcoidosis or berylliosis, and (ii) the conduct of a phase II clinical study for the inhaled form of Aviptadil in the treatment of checkpoint inhibitor-induced pneumonitis. Contingent payments aggregate to a maximum amount of EUR 10 million (CHF 9.3 million), in cash.
Provisioned amounts are calculated at the end of each reporting period by determining the probability-weighted present value of potential payments. As of December 31, 2023, probabilities ranged from 12% to 75% based on the estimated likelihood of completion for each underlying milestone. These probabilities are consistent with those estimated for the impairment test conducted for intangible assets and goodwill (note 7). Time to completion of each milestone ranged from approximately four years to nine years. A discount rate of 5% was determined based on the estimated time value of comparable liabilities, excluding risks factored into the probabilities of success.
(ii) Legal and regulatory proceedings
SIX Exchange Regulation
A provision of TCHF 136 was released upon the conclusion in 2023 of an investigation initiated in 2021 by SIX Exchange Regulation AG. The actual cost amounted to TCHF 142.
Other legal and regulatory proceedings
In the ordinary course of business, the Group is subject to potential liabilities arising from litigations and other disputes. As of December 31, 2023, there was no litigation considered to have a reasonably possible or probable impact that could result in a material loss to the Group.
(iii) Other
As of December 31, 2023, the Group constituted provisions totaling TCHF 235 for remaining termination costs anticipated in connection with the transition from a direct marketing and sales infrastructure to a partnership-based model initiated in 2023.